                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 21.1


          HANOVER COMPRESSOR COMPANY & SUBSIDIARIES (FEIN: 76-0625124)
                         COMPANY LISTING AS OF 12/31/03

                                                                                  PLACE OF
                           COMPANY NAME                                        INCORPORATION                        OWNERSHIP
 1 Aremco, Ltd.                                                           Saudi Arabian Corporation                  49% Owned
 2 Aurora Barbados, S.r.L.                                                  Barbados Corporation                 100% Wholly owned
 3 Belleli Energy S.r.L.                                                     Italian Corporation                 100% Wholly owned
 4 Belleli Energy F.Z.E.                                              United Arab Emirates Corporation           100% Wholly owned
 5 Collicutt Energy Services Ltd.                                           Canadian Corporation                    24.1% Owned
 6 Coll-Tech Ignition Systems, Ltd.                                         Canadian Corporation                    24.1% Owned
 7 CrystaTech, Inc.                                                         Delaware Corporation                     35% Owned
 8 DBS Transport, S.A.                                                     Switzerland Corporation                   40% Owned
 9 E I Venezuela Development Ltd.                                          Cayman Islands Company                100% Wholly owned
10 Energy Transfer-Hanover Ventures LP                                  Delaware Limited Partnership             100% Wholly owned
11 Gulf Coast Dismantling, Inc.                                               Texas Corporation                  100% Wholly owned
12 H.C.C. Compressor de Venezuela, C.A.                                    Venezuelan Corporation                100% Wholly owned
13 Hanover Argentina, S.A.                                                  Argentina Corporation                100% Wholly owned
14 Hanover Asia, Inc.                                                       Delaware Corporation                 100% Wholly owned
15 Hanover Australia LLC                                             Delaware Limited Liability Company          100% Wholly owned
16 Hanover Bolivia, Ltda.                                                     Bolivian Limitada                  100% Wholly owned
17 Hanover Brasil, Ltda. (f/k/a Hanover do Brazil, Ltda.)                    Brazilian Limitada                  100% Wholly owned
18 Hanover Canada Corporation (f/k/a Collicutt Hanover
   Compression Co.)                                                Nova Scotia Unlimited Liability Company       100% Wholly owned
18 Hanover Canada, Inc.                                                     Canadian Corporation                 100% Wholly owned
19 Hanover Cayman Limited                                                Cayman Islands Corporation              100% Wholly owned
20 Hanover Colombia Leasing, LLC                                     Delaware Limited Liability Company          100% Wholly owned
21 Hanover Compressed Natural Gas Services, LLC                      Delaware Limited Liability Company          100% Wholly owned
22 Hanover Compression General Holdings, LLC                         Delaware Limited Liability Company          100% Wholly owned
23 Hanover Compression Limited Partnership                              Delaware Limited Partnership             100% Wholly owned
24 Hanover Compressor Capital Trust                                            Delaware Trust                    100% Wholly owned
25 Hanover Compressor Colombia Ltda.                                         Colombian Limitada                      51% Owned
26 Hanover Compressor Company                                               Delaware Corporation                      Parent
27 Hanover Compressor Company Trinidad                                         Trinidad Branch                   100% Wholly owned
28 Hanover Compressor Holding Company NL B.V.                                   Dutch Company                    100% Wholly owned
29 Hanover Compressor Mexico SRL                                             Mexican Corporation                 100% Wholly owned
30 Hanover Compressor Nigeria, Inc. (f/k/a Hanover
   Compressor Colombia, Inc.)                                               Delaware Corporation                 100% Wholly owned
31 Hanover Compressor Peru, SAC                                               Peruvian Company                   100% Wholly owned
32 Hanover Compression Limited Partnership Sucursal                           Colombian Branch                   100% Wholly owned
33 Hanover Compressor Company Mexico                                           Mexican Branch                    100% Wholly owned
34 Hanover DR Compression Services, B.V.                                        Dutch Branch                     100% Wholly owned
35 Hanover Equador LLC                                               Delaware Limited Liability Company          100% Wholly owned
36 Hanover General Energy Transfer, LLC                              Delaware Limited Liability Company          100% Wholly owned
37 Hanover Global Limited                                                   Nigerian Corporation                     51% Owned
38 Hanover HL Holdings, LLC                                          Delaware Limited Liability Company          100% Wholly owned
39 Hanover HL, LLC                                                   Delaware Limited Liability Company          100% Wholly owned
40 Hanover IDR, Inc.                                                        Delaware Corporation                 100% Wholly owned
41 Hanover International, S.A. (FKA Hanover DR
   Compression Services, S.A.)                                             Switzerland Corporation               100% Wholly owned
42 Hanover Limited Energy Transfer, LLC                              Delaware Limited Liability Company          100% Wholly owned
43 Hanover Malaysia SDN, BHD.                                                 Malaysia Company                       60% Owned
44 Hanover Maloney, Inc.                                                Alberta Corporation (Canada)             100% Wholly owned
45 Hanover (GB) Ltd. (f/k/a Hanover Maloney Limited)                       United Kingdom Company                100% Wholly owned
46 Hanover Measurement , LLC                                         Delaware Limited Liability Company          100% Wholly owned
47 Hanover Measurement Services Company, LP                              Delware Limited Partnership             50.3903468% Owned
48 Hanover Nigeria Energy Services Limited                                  Nigerian Corporation                 100% Wholly owned
49 Hanover Partners Nigeria LLC                                      Delaware Limited Liability Company          100% Wholly owned
50 Hanover Peru Selva S.r.L.                                                  Peruvian Company                   100% Wholly owned
51 Hanover Power (Gates) LLC                                         Delaware Limited Liability Company          100% Wholly owned
52 Hanover Power, LLC                                                Delaware Limited Liability Company          100% Wholly owned
53 Hanover SPE, L.L.C.                                               Delaware Limited Liability Company          100% Wholly owned
54 Hanover Trade Corp.                                                      Barbados Corporation                 100% Wholly owned
55 Hanover Wells Hall, Inc.                                             Alberta Corporation (Canada)             100% Wholly owned
56 Hanover/Cosacol Consortium                                               Columbian Consortium                 100% Wholly owned
57 Hanover/Enron Venezuela, Ltd.                                           Cayman Islands Company                100% Wholly owned
58 Hanover/Trinidad LLC                                              Delaware Limited Liability Company          100% Wholly owned
59 Hanover Venezuela, C.A. (f/k/a Hanover-PGN
   Compressor, C.A.)                                                        Venezuela Corporation                100% Wholly owned
60 Harwat International Finance, N.V.                                 Curacao Limited Liability Company             35.5% Owned
61 HC Cayman Ltd.                                                          Cayman Islands Company                100% Wholly owned
62 HC Cayman LLC                                                     Delaware Limited Liability Company          100% Wholly owned
63 HC Leasing, Inc.                                                         Delaware Corporation                 100% Wholly owned
64 HCC Holdings, Inc.                                                       Delaware Corporation                 100% Wholly owned
65 HCC Mantova, S.r.L.                                                       Italian Corporation                 100% Wholly owned
66 HCL Colombia, Inc.                                                       Delaware Corporation                 100% Wholly owned
67 HCM Compression S. de R.L. de C.V.                                        Mexican Corporation                 100% Wholly owned
68 Houston Flow Measurement, Inc.                                             Texas Corporation                    49.799% Owned
69 KOG, Inc. (f/k/a Kamlok Oil & Gas, Inc.)                                 Delaware Corporation                 100% Wholly owned
70 Maloney Industries (France) S.A.                                          French Corporation                  100% Wholly owned
71 Maloney Industries International Ltd.                                Alberta Corporation (Canada)             100% Wholly owned
72 Mid Continent Measurement, Inc.                                          Oklahoma Corporation                   49.799% Owned
73 Nigerian Leasing, LLC                                             Delaware Limited Liability Company          100% Wholly owned
74 POI Mexico Service Company S. de R.L.                              Mexico Limited Liability Company           100% Wholly owned
75 POI Operating Company S. de R.L.                                   Mexico Limited Liability Company           100% Wholly owned
76 Production Operators Cayman, Inc.                                     Cayman Islands Corporation              100% Wholly owned
77 Production Operators Cayman (Pigap II) Ltd.                           Cayman Islands Corporation              100% Wholly owned
78 Production Operators Argentina S.A.                                      Argentina Corporation                100% Wholly owned
79 P.T. Hanover Indonesia                                                  Indonesian Corporation                100% Wholly owned
80 Servi Compressores, C.A.                                                Venezuelan Corporation                100% Wholly owned
81 Servicios Tipsa, S.A.                                                    Argentina Corporation                100% Wholly owned
82 Simco Consortium                                                         Venezuela Consortium                35.5% Wholly owned
83 Southwest Industries Inc.                                                Delaware Corporation                 100% Wholly owned
84 Topline Mechanical, Inc.                                                 Canadian Corporation                    24.1% Owned
85 WilPro Energy Services (El Furrial) Limited                    Cayman Islands Limited Liability Company         33.33% owned
86 WilPro Energy Services (Guara) Limited                         Cayman Islands Limited Liability Company       100% Wholly owned
87 WilPro Energy Services (PIGAP II) Limited                               Cayman Islands Company                    30% owned



   For the following - equity owned by GE Capital:
   Hanover Equipment Trust 2001 A                                              Delaware Trust                    100% Wholly owned
   Hanover Equipment Trust 2001 B                                              Delaware Trust                    100% Wholly owned